UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2021

Bottomline Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Commission file number: 000-25259

Delaware	02-0433294
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

325 Corporate Drive	03801-6808
Portsmouth, New Hampshire	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (603) 436-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $.001 par value per share	EPAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On October 20, 2021, Bottomline Technologies, Inc. (the “Company”) entered into an agreement (the “Agreement”) with Clearfield Capital Management LP (“Clearfield”) and Sachem Head Capital Management LP (“Sachem Head” and, together with Clearfield, the “Stockholders”). Pursuant to the terms of the Agreement, the Company agreed to, among other things: (i) appoint Michael J. Curran as a Class II director for a term expiring at the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”); (ii) appoint Larry Klane as a Class III director for a term expiring at the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”); and (iii) appoint Philip Hilal as a Class I director for a term expiring at the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”), in each case effective on November 8, 2021. To enable the election to the Company’s board of directors (the “Board”) of the new directors in accordance with the Agreement, the Board expanded the size of the Board from eight directors to eleven directors. Mr. Klane will serve as a member of the Nominations and Corporate Governance Committee of the Board, Mr. Hilal will serve as a member of the Leadership Development and Compensation Committee of the Board and both will serve on a newly formed Strategy Committee of the Board, which will consist of six members and evaluate and make recommendations with respect to the Company’s market position and strategy, acceleration of subscription revenue growth and opportunities to create additional shareholder value.

Pursuant to the Agreement, the Company also agreed to nominate the current Class II directors, including Mr. Curran, for election at the 2021 Annual Meeting and to recommend and support the election of such nominees at the 2021 Annual Meeting.

The Agreement also provides that if Mr. Hilal and/or Mr. Klane cease to serve as a member of the Board prior to the earlier of (i) December 31, 2022 and (ii) the date that is thirty days prior to the last day pursuant to which stockholder nominations for directors elections are permitted pursuant to the Company’s Second Amended and Restated By-Laws (the “By-Laws”) with respect to the 2022 Annual Meeting (such earlier date, the “Expiration Date), the Stockholders are entitled, subject to certain conditions, to select another individual to be appointed to the Board.

Pursuant to the Agreement, the Company also agreed to propose, at the 2022 Annual Meeting, an amendment to the By-Laws to declassify the Board and provide for the annual election of directors starting at the 2022 Annual Meeting (the “Declassification Proposal”) and to recommend that the Company’s stockholders vote in favor of the Declassification Proposal.

The Stockholders also agreed to customary standstill provisions from the date of the Agreement until the Expiration Date (the “Standstill Period”). In addition, during the Standstill Period, the Stockholders are required to appear in person or by proxy at the 2021 Annual Meeting and vote all shares of Common Stock over which each Stockholder, its affiliates or associates has voting power in accordance with the Board’s recommendations with respect to the removal or election of directors, any advisory vote on executive compensation and the ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under Item 10.1 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

On October 19, 2021, the Board elected Michael J. Curran as a Class II director for a term expiring at the 2021 Annual Meeting, Larry Klane as a Class III director for a term expiring at the 2022 Annual Meeting and Philip Hilal as a Class I director for a term expiring at the 2023 Annual Meeting, in each case effective on November 8, 2021. Mr. Klane was appointed to the Board’s Nominations and Corporate Governance Committee and Strategy Committee and Mr. Hilal was appointed to the Board’s Leadership Development and Compensation Committee and Strategy Committee. The Board has determined that each of Messrs. Curran, Hilal and Klane is an “independent director” within the meaning of the Nasdaq rules.

Messrs. Curran, Hilal and Klane will each participate in the Company’s standard non-employee director compensation program as described in the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 19, 2020, which includes the grant of an award of 5,000 shares of the Company’s common stock upon a director’s initial election to the Board and on the date of each annual meeting of stockholders thereafter. Each such award will vest in full on the one-year anniversary of the date of grant.

Each of Messrs. Curran, Hilal and Klane will enter into an indemnification agreement (the “Indemnification Agreement”) with the Company. The Indemnification Agreement will be substantially similar to the form of indemnification agreement that the Company has entered into with its other directors and provides that the Company shall indemnify a director to the fullest extent permitted by Delaware law for claims arising in the director’s capacity as such, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with his or her service as a director and that a director has the right to advancement of expenses. The foregoing description of the Indemnification Agreement is qualified in its entirety by the full text of the form of indemnification agreement by and between the Company and each of its officers and directors, which is incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 25, 2020.

Item 7.01.	Regulation FD

A copy of the press release issued by the Company on October 20, 2021 announcing the appointment of Messrs. Curran, Hilal and Klane to the Board is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated as of October 20, 2021, between Bottomline Technologies, Inc., Clearfield Capital Management LP and Sachem Head Capital Management LP

99.1	Press Release issued by Bottomline Technologies, Inc. on October 20, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES, INC.

October 20, 2021	By:	/s/ Eric K. Morgan
Eric K. Morgan
Executive Vice President, Global Controller